Exhibit 99.40

MBNA MASTER CREDIT CARD TRUST II

SERIES 1998-J

KEY PERFORMANCE FACTORS
January 31, 1999



Expected B Maturity 9/15/03


Blended Coupon 5.3342%


Excess Protection Level
3 Month Average   5.52%
January, 1999   5.94%
December, 1998   6.36%
November, 1998   4.26%


Cash Yield18.21%


Investor Charge Offs 4.95%


Base Rate 7.32%


Over 35 Day Delinquency 5.29%


Seller's Interest 8.19%


Total Payment Rate14.12%


Total Principal Balance$40,086,865,639.98


 Investor Participation Amount$750,000,000.00


Seller Participation Amount$3,284,946,121.49